                                         OPPENHEIMER QUEST VALUE FUND, INC
                                       Supplement dated July 1, 2002 to the
                     Prospectus dated February 28, 2002 and further supplemented May 20, 2002

The Prospectus is changed as follows:

The commission  payments to  broker-dealers  on purchases of Class A shares subject to a contingent  deferred sales charge by  grandfathered  retirement  accounts has changed.  Therefore,  the fourth sentence of the first paragraph under "How Can You Buy Class A Shares?  - Class A  Contingent  Deferred  Sales  Charge"  on page 18 is deleted  and replaced with the following  sentence:  "For  grandfathered  retirement  accounts,  the  concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million."

July 1, 2002                                                                            PS0225.025